UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	April 28, 2026
CORNING INCORPORATED
(Exact name of registrant as specified in its charter)
Commission file number: 1-3247

New York	16-0393470
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)
607-974-9000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	GLW	New York Stock Exchange
3.875% Notes due 2026	GLW26	New York Stock Exchange
4.125% Notes due 2031	GLW31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
The Corning Incorporated press release dated April 28, 2026 regarding its financial results for the first-quarter ended March 31, 2026 is attached hereto as Exhibit 99.1.
The comparative segment information included within Exhibit 99.2 has been recast to conform to the changes in our segment reporting and as detailed within Item 7.01 in this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure

Unaudited financial information recast for changes in segments.

Effective in the first quarter of fiscal 2026, the Company revised its segment structure. This revision corresponds with changes in how our businesses are managed, which align with how our chief operating decision maker (“CODM”) reviews performance and allocates resources. As a result, the Company began managing its Display and Specialty Materials businesses as a single operating segment, referred to as Glass Innovations, and its Hemlock Semiconductor Group, solar wafer, and solar module businesses as a single operating segment, referred to as Solar. In addition, the Company's Life Sciences business does not meet the quantitative threshold for separate reporting and therefore is no longer reported as a separate segment and is included together with all other businesses that do not meet the quantitative threshold for separate reporting within Life Sciences and Emerging Growth Businesses. Optical Communications and Automotive remain unchanged and continue to be reported as separate reportable segments.

As a result of the above changes, the Company has determined it has four reportable segments for financial reporting purposes, organized primarily based on product offerings, as follows:
•Optical Communications – manufactures carrier network and enterprise network components for the telecommunications industry; the carrier network group consists primarily of products and solutions for optical-based communications infrastructure for services such as video, data and voice communications; the enterprise network group consists primarily of optical-based communication networks, including hyperscale data centers, sold to businesses, governments and individuals for their own use.
•Glass Innovations – utilizes proprietary glassmaking, forming, strengthening, finishing, and optical fabrication processes, including large-scale flat-glass melting and precision finishing technologies, to manufacture glass substrates for LCD and OLED displays and specialty glass, glass-ceramic, fluoride crystal, and other precision materials and components for consumer electronics, semiconductor, aerospace and defense, telecommunications, commercial, and industrial applications.
•Automotive – manufactures ceramic substrates and filter products for emissions control systems in mobile applications; as well as technical glass and optic products and solutions for the interior and exterior of vehicles.
•Solar – manufactures silicon materials and products for semiconductor and solar applications, including hyper-pure polysilicon produced by our Hemlock Semiconductor business, solar wafers, and solar modules. The segment's products serve customers across the semiconductor and solar markets globally from a manufacturing footprint in the United States.

All other businesses that do not meet the quantitative threshold for separate reporting have been grouped as Life Sciences and Emerging Growth Businesses.

These changes reflect the Company’s internal management structure and align with the information regularly reviewed by the CODM.

Because the operating results of the new segments for prior years will not be reported until the Form 10-Q is filed for each quarter of 2026, and the Form 10-K for 2026, management wants to provide information in advance to investors to enhance understanding of operating performance of the Company’s adjusted segments. Therefore, Exhibit 99.2 to this Current Report on Form 8-K presents selected quarterly and annual unaudited financial information recast for changes in segments for the years ended December 31, 2025 and 2024 to supplement financial disclosures included in the Company’s previously filed reports and to recast previously disclosed segment financial information under the new reporting structure.

The recast of the previous segment financial information is provided voluntarily to investors and is not required by accounting principles generally accepted in the United States of America (“GAAP”); it is not a restatement of previous financial statements and does not affect the Company’s GAAP consolidated reported net income, earnings per share, operating income, or total assets or liabilities for any of the previously reported periods. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibit

	99.1	Press Release dated April 28, 2026, issued by Corning Incorporated
	99.2	Unaudited Financial Information Recast for Changes in Segments
	104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED
Registrant

Date: April 28, 2026	By	/s/ Stefan Becker
Stefan Becker
Senior Vice President and Corporate Controller